Subsequent event	12 Months Ended
Dec. 31, 2017
Subsequent event
Subsequent event

23.Subsequent event

Performance-based restricted stock units

In the first quarter of 2018, the Company’s compensation committee modified the terms of the performance-based RSU’s that were granted in the second quarter of 2017. Based on the modification accounting in IFRS 2, as the new terms laid out by the Company’s compensation committee changed the vesting conditions of the awards, the stock-based compensation expense will be recognized beginning in the first quarter of 2018.

New operating lease commitment

In the first quarter of 2018, the Company’s wholly owned subsidiary, Talend, Inc., entered into an amendment to the lease at the Company’s corporate headquarters in Redwood City, California. The amendment expands the space currently occupied by the Company and increases the Company’s future minimum lease obligation by approximately $11.0 million over the lease term.